AFBA 5STAR FUND, INC.

                    Supplement dated April 23, 2002

                                to
                    the Advisory Series Prospectus
                for Class A, Class B and Class C Shares
        Dated October 12, 2001 for each of the following Funds:

                       AFBA 5Star Balanced Fund
                        AFBA 5Star Equity Fund
                      AFBA 5Star High Yield Fund
                 AFBA 5Star Science & Technology Fund
                       AFBA 5Star Small Cap Fund
                       AFBA 5Star USA Global Fund

This supplement provides new and additional information beyond that contained in the Prospectus. It should be retained and read in conjunction with the Prospectus.

The following information should be added to the sections of the Prospectus entitled "How to Purchase Shares" and "How to Redeem
Shares":

Investors may be charged a fee if they effect transactions in a Fund through a broker or agent. AFBA 5Star Fund, Inc. (the "Company") has authorized certain brokers to receive on its behalf purchase and redemption orders. Such brokers are authorized to designate other intermediaries to receive purchase and redemption orders on the Company's behalf. The Company will be deemed to have received a purchase or redemption order when an authorized broker, or, if applicable, a broker's authorized designee, receives the order.
Customer orders will be priced at each Fund's Net Asset Value next computed after they are received by an authorized broker or the broker's authorized designee.

        PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.